UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 13, 2002
(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8606 (Commission File Number)	23-2259884 (I.R.S. Employer Identification No.)

1095 Avenue of the Americas, New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 395-2121

Not applicable

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

Set forth below are certification letters as required by the Securities and Exchange Commission.

November 13, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON COMMUNICATIONS INC. FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Ivan G. Seidenberg, President and Chief Executive Officer of Verizon Communications Inc. (the “Company”), certify that:

(1)	the report of the Company on Form 10-Q for the quarterly period ending September 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

/s/ Ivan G. Seidenberg Ivan G. Seidenberg

November 13, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON COMMUNICATIONS INC. FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Doreen A. Toben, Executive Vice President and Chief Financial Officer of Verizon Communications Inc. (the “Company”), certify that:

(1)	the report of the Company on Form 10-Q for the quarterly period ending September 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

/s/ Doreen A. Toben Doreen A. Toben

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc. (Registrant)

Date: November 13, 2002	/s/ John F. Killian John F. Killian Senior Vice President and Controller